MERRILL LYNCH U.S. GOVERNMENT MORTGAGE FUND
Supplement dated September 12 , 2002 to the
Prospectus dated December 19, 2001


The section entitled "Key Facts- Merrill Lynch U.S.
Government Mortgage Fund At A Glance" under
"What are the Fund's main investment strategies?"
appearing on page 3 is amended by deleting such information and adding the following:

The Fund will normally invest at least 80% of its net assets in Ginnie Mae mortgage backed certificates, other U.S. Government securities representing ownership interest in mortgage pools, or U.S. Government and Agency securities of issuers whose primary purpose is to facilitate the making of residential or commercial mortgages.


The information appearing in the section entitled "Details About
The Fund" in the second paragraph under "How The Fund Invests" appearing on page 8 is amended by deleting such information and adding the following:

At least 80% of the Fund's net assets will be invested in Ginnie Mae mortgage backed certificates, other
U.S. Government securities representing ownership interest in mortgage pools, or U.S. Government and Agency securities of issuers whose primary purpose is to facilitate the making of residential or commercial mortgages.





Code  # 10259-1201ALL